Exhibit 99.1

Boston, United States

Sydney, Australia

1 July 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Further Extension of Maturity Date of June 2017 Note and Financing Update

BOSTON and SYDNEY — 1 July 2020 — GI Dynamics® Inc. (ASX:GID) (“the “Company”), a medical device company that is developing EndoBarrier® for patients with type 2 diabetes and obesity, provides the following update regarding the extension of the maturity date of the Senior Secured Convertible Promissory Note issued to Crystal Amber Fund Limited (“Crystal Amber”), a Related Party for Australian Securities Exchange (“ASX”) purposes, on 15 June 2017 (“June 2017 Note”) and associated matters.

Ongoing funding

Crystal Amber has informed the Company that direct negotiations which they had been having with the Potential Investors referred to in the Notice of Special Meeting and Proxy Statement announced on 27 May 2020 regarding a potential joint financing of the Company have now ceased.

Crystal Amber has, however, informed the Company that, notwithstanding this development, it still has an ongoing interest in potentially participating in a financing of the Company, either as a standalone investor or together with other investors. The details of such a potential financing are still under discussion and no agreement has yet been reached and an agreement may never be reached. If a financing can be agreed with Crystal Amber or any other parties, the relevant details will be released to the market via an ASX announcement and United States Securities and Exchange Commission (“SEC”) announcement on Form 8-K.

There is no guarantee, however, that the Company will be able to secure any form of debt or equity funding, and as a result may be required to cease business operations and be wound up.

Boston, United States

Sydney, Australia

1 July 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Further Extension of 2017 Note

In addition to the above, Crystal Amber has agreed to extend the maturity date of the June 2017 Note from 29 June 2020 to 31 July 2020. This further extension follows the recent extensions announced by the Company on 17 June 2020 and 15 May 2020.

Delisting from the Official List of ASX

As also announced by the Company on 22 June 2020, the Company obtained the necessary shareholder votes to approve the Board of Directors’ recommendation to request ASX to remove the Company from the Official List of ASX (“Delisted”). Having sought in-principle advice from ASX regarding the conditions ASX would require to be met in order for the Company to be Delisted and having fulfilled such requirements, the Company will cease trading on ASX as of 22 July 2020 and ASX will subsequently remove the Company from the Official List.

The Company is not in a position to operate a share buy-back or similar facility in connection with the Company’s removal from the Official List of ASX. Stockholders that wish to sell their CDIs on ASX will therefore need to do so before the time at which the Company’s CDIs are suspended from trading on the Official List, being 21 July 2020 (AEST) (the “Trading Suspension Date”).

If CDI holders do not sell their CDIs prior to the Trading Suspension Date, their CDIs will need to be converted to shares of common stock in the Company. Further details on this process will be provided in the lead up to the Delisting Date (being 22 July 2020 (AEST)).

This announcement is being made in accordance with Rule 135c of the Securities Act of 1933, as amended, and is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

Boston, United States

Sydney, Australia

1 July 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

This announcement has been authorized for release by Charles Carter, chief financial officer and company secretary of GI Dynamics.

About GI Dynamics

GI Dynamics®, Inc. (ASX:GID) is the developer of EndoBarrier®, the first endoscopically delivered medical device for the treatment of type 2 diabetes and the reduction of obesity. EndoBarrier is not approved for sale and is limited by federal law to investigational use only. EndoBarrier is subject to an Investigational Device Exemption by the FDA in the United States and is entering concurrent pivotal trials in the United States and India.

Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information please visit the Company website at www.gidynamics.com.

Forward-Looking Statements

This announcement may contain forward-looking statements. These statements are based on management’s current estimates and expectations of future events as of the date of the press release. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

Boston, United States

Sydney, Australia

1 July 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company’s ability to continue to operate as a going concern; the Company’s ability to raise sufficient additional funds to continue operations, including the successful closing of the contemplated financing discussed in this announcement and a delisting from the ASX, and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); the Company’s ability to execute STEP-1 under the FDA’s Investigational Device Exemption; the Company’s ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events; the Company’s ability to enroll patients in accordance with I-STEP; the Company’s ability to secure a CE Mark; the Company’s ability to maintain compliance with its obligations under its existing convertible note and warrant agreements executed with Crystal Amber, including its obligations to make payment on the convertible note that is now due on 31 July 2020 and its ability to restructure the terms of such convertible note with Crystal Amber if the Company is unable to raise sufficient funds to enable it to fully repay such convertible note when due; obtaining and maintaining regulatory approvals required to market and sell the Company’s products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company’s products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company’s filings with the SEC.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless it is required to do so by law.

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